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                                                                 EXHIBIT 10.01
                                                                [EXECUTION COPY]






                       ENTERTAINMENT COMMUNICATIONS, INC.

                          REGISTRATION RIGHTS AGREEMENT

                            Dated as of May 21, 1996
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                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of May 21, 1996 among ENTERTAINMENT COMMUNICATIONS, INC., a Pennsylvania corporation (the "Company") and CHASE EQUITY ASSOCIATES, L.P., a California limited partnership (the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Convertible Subordinated Note Purchase Agreement, dated May 21, 1996, between the Company and certain other parties signatories thereto (the "Purchase Agreement"), the Purchaser has purchased Convertible Subordinated Notes from the Company; and

         WHEREAS, as a condition to the execution and delivery by the Purchaser of the Purchase Agreement, the Company has agreed to grant to the Purchaser registration rights with respect to certain securities of the Company;

         NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, the parties hereto hereby agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

         As used in this Agreement, the following terms shall have the following respective meanings; provided, however, that capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Purchase
Agreement:

         "Agreement" means this Agreement as in effect on the date hereof and as hereafter from time to time amended, modified or supplemented in accordance with the terms hereof.

         "Commission" means the Securities and Exchange Commission and any successor commission or agency having similar powers.

         "Company" has the meaning specified in the preamble to this Agreement.

         "Company Securities" has the meaning specified in Section 2.1(g).

         "Holder Request" has the meaning specified in Section 2.1(a).
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         "Initial Public Offering" means the public offer and sale of Common
Stock of the Company, pursuant to the initial registration thereof under the Securities Act.

         "Managing Underwriter" has the meaning specified in Section 2.1(f).

         "NASDAQ" means the NASDAQ National Market or the NASDAQ
Small Cap Market.

         "Note" means each of the Convertible Subordinated Notes issued pursuant to the Purchase Agreement.

         "Purchase Agreement" has the meaning specified in the first recital to this Agreement.

         "Registrable Securities" means Underlying Securities of the following types:

         (a) all shares of Common Stock issued or issuable upon the conversion of Notes or other convertible securities (including New Securities, if any) now or hereafter owned or acquired of record by any Qualified Holder; and

         (b) any shares of Common Stock issued or issuable by the Company in respect of the Notes or shares of Common Stock referred to in the foregoing clause (a) by way of a stock dividend or stock split or in connection with a combination or subdivision of shares, reclassification, recapitalization, merger, consolidation or other reorganization of the Company.

         As to any particular Registrable Securities that have been issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any similar provision then in effect), (iii) they shall have been otherwise transferred or disposed of, and new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent transfer or disposition of them shall not require their registration or qualification under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

         "Registration Expenses" means any and all out-of-pocket expenses incident to the Company's performance of or compliance with Article II hereof, including, without limitation, all Commission, stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, all fees and


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expenses of complying with securities and blue sky laws (including the reasonable fees and disbursements of underwriters' counsel in connection with blue sky qualifications and NASD filings), all fees and expenses of the transfer agent and registrar for the Registrable Securities, all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and one firm of counsel (other than house counsel) retained by the Holders, but excluding underwriting discounts and commissions, applicable transfer and documentary stamp taxes, if any, and filing fees which shall be borne by the seller of the securities in all cases.

         "Representative" means a representative designated by the Requisite Holders of Registrable Securities that are subject to a registration request pursuant to Article II hereof.

         "Securities" means any Common Stock or other capital stock of the Company, or warrants, options, convertible securities or other rights to acquire the foregoing.

         "Transferee" means any Person to whom any Purchaser has transferred Registrable Securities and who continues to hold Registrable Securities.

         "Underwritten Offering" has the meaning specified in Section 2.1(b).


                                   ARTICLE II

                               REGISTRATION RIGHTS

         SECTION 2.1. Demand Registrations. (a) Subject to Section 2.1(j) below, at any time, and from time to time, following the first anniversary of an underwritten Initial Public Offering, any Qualified Holder may request in writing that the Company effect the registration under the Securities Act of all or part of the Registrable Securities of such Holder, specifying in the request the number and type of Registrable Securities to be registered by such Holder and the intended method of disposition thereof (such notice is hereinafter referred to as a "Holder Request"). Upon receipt of a Holder Request, the Company will promptly give written notice of such requested registration to all other Holders of Registrable Securities and securities convertible or exercisable into Registrable Securities, which other Holders shall have the right to include as Registrable Securities held by them in such registration and thereupon the Company will, as


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expeditiously as possible, use all reasonable efforts to effect the registration under the Securities Act of:

                  (i) the Registrable Securities which the Company has been so requested to register by the Qualified Holder requesting registration;

                  (ii) all other Registrable Securities which the Company has been requested to register by any other Holder thereof by written request given to the Company within 30 calendar days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; and

                  (iii) shares of Common Stock for which Notes may be converted and which the Company has been requested to register by the Holder thereof by written request given to the Company within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such shares of Common Stock), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of such shares of Common Stock so to be registered;

provided, however, that, in addition to postponements and delays pursuant to applicable law, the Company may postpone for not more than 90 calendar days, on one occasion only with respect to each request for registration made under this
Section 2.1(a), the filing or effectiveness of a registration statement under this Section 2.1(a) if the Company and the Representative agree that such registration might reasonably be expected to have an adverse effect on any proposal or plan by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided, further, however, that, in such event, the Holders of Registrable Securities and securities convertible or exercisable into Registrable Securities initiating the request for such registration will be entitled to withdraw such request, and if such request is withdrawn such registration will not count as one of the permitted registrations under this
Section 2.1.

         (b) Notwithstanding the foregoing provisions of Section 2.1(a), the Company shall not be obligated to effect more than one registration pursuant to this Section 2.1 in any twelve month period, in each case through a firm commitment underwriting through a nationally recognized underwriter (an "Underwritten Offering") and any requested registration must be for an


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aggregate number of Registrable Securities which the Representative reasonably believes will have aggregate net sale proceeds of $5,000,000.

         (c) If the Company proposes to effect a registration requested pursuant to this Section 2.1 by the filing of a registration statement on Form S-3 (or any similar short-form registration statement), the Company will comply with any and all reasonable requests by the Managing Underwriter to effect such registration on another permitted form if such Managing Underwriter advises the Company that, in its reasonable opinion, the use of another form of registration statement is of material importance to such proposed offering.

         (d) A registration requested pursuant to Section 2.1(a) will not be deemed to have been effected unless it has become effective; provided, however, that if after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court (and such stop order, injunction or other order or requirement is not caused by (i) the breach by a Holder requesting registration of such Holder's obligations under this Agreement or (ii) an act or omission by any such Holder), such registration will be deemed not to have been effected.

         (e) The Company shall bear all Registration Expenses in connection with any registration requested pursuant to Section 2.1 and the Holders (together with Transferees, if any, participating in the registration on a pro rata basis); provided, however, in the event a Holder withdraws its demand subsequent to the exclusion of certain Registrable Securities pursuant to clause (h) below, such Holder shall reimburse the Company for its pro rata share of Registration Expenses based upon the proportion the number of shares of Registrable Securities such Holder requested to be registered bears to the total number of shares requested or proposed to be registered in such registration.

         (f) The Company shall have the right, subject to the reasonable approval of the Representative, to select the investment banker (or investment bankers) that shall manage the offering (collectively, the "Managing Underwriter").

         (g) In connection with any offering pursuant to this Section 2.1, the only shares that may be included in such offering are (i) Registrable Securities, (ii) shares of authorized but unissued Common Stock that the Company elects to include in such offering ("Company Securities"), and (iii) shares of authorized but unissued Common Stock for which the Notes are convertible.


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         (h) If in connection with any Underwritten Offering pursuant to this
Section 2.1, the Managing Underwriter shall advise the Company that, in its judgment, the number of shares proposed to be included in such offering should be limited due to market conditions, then the Company will promptly so advise each Holder of Registrable Securities and securities convertible or exercisable into Registrable Securities that has requested registration, and shares shall be excluded from such offering in the following order until such limitation has been met: Company Securities, if any, shall be excluded until all of the Company Securities shall have been so excluded, and, thereafter the Registrable Securities requested to be included in such offering pursuant to Section 2.1(a)(ii) shall be excluded pro rata from among all Holders seeking to participate in such offering, based on the respective number of Registrable Securities as to which registration has been so requested by such Holders.

         (i) If (i) any shares of Common Stock requested to be included in a sale pursuant to this Section 2.1 shall not be outstanding but shall be issuable upon conversion of Notes which are outstanding, or (ii) any shares of Common Stock requested to be included in a sale pursuant to this Section 2.1 shall not be shares of Voting Common Stock then the Holders of such Notes or Non-Voting Common Stock and the Company shall take all actions necessary in order to convert such Notes or Non-Voting Common Stock into shares of Voting Common Stock in order to effect such sale.

         (j) The Company shall be obligated to effect two registrations under
Section 2.1(a); provided, however, that such registrations under Section 2.1(a) shall only count towards this limit if (i) the registration statement thereunder becomes effective and remains effective (unless the failure to sell is due solely to the breach by a Holder requesting registration of such Holder's obligations under this Agreement or is due to a stop order, injunction or other order or action of the Commission which is caused by a Holder requesting registration) for 120 days or (if such sale occurs prior to the end of such 120 day period) until all shares of Registrable Stock and Common Stock for which the Notes are convertible registered under such statement are sold and (ii) such registration provides for distribution of all shares of Registrable Stock requested to be included therein.

         SECTION 2.2. Piggyback Registrations. (a) If the Company at any time proposes to register any of its equity securities under the Securities Act (other than a registration on Form S-4 or S-8 or any successor or similar forms thereto and other than pursuant to a registration under Section 2.1), whether or not for sale for its own account, on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give written notice to


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Holders and Transferees, if any, promptly of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, (x) whether or not such registration will be in connection with an underwritten offering of Registrable Securities and, if so, the identity of the Managing Underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting and (y) the price (net of any underwriting commissions, discounts and the like) at which the Registrable Securities are reasonably expected to be sold). Upon the written request of any Holder or Transferee delivered to the Company within 30 calendar days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Holders or Transferees and the intended method of disposition thereof), such Holder or Transferee may participate in such registration and sale, and the Company will use all reasonable efforts to effect such registration under the Securities Act of all of the Registrable Securities that the Company has been so requested to register; provided, however, that:

                  (i) If, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to the Holders and the Transferees and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights, of the Holders or Transferees to request that such registration be effected as a registration under Section 2.1.

                  (ii) If such registration involves an Underwritten Offering, the Holders and Transferees must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company.

No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect registration upon request under Section 2.1.

         (b) The Company shall not be obligated to effect any registration of Registrable Securities under this Section 2.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend


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reinvestment plans or stock option or other employee benefit plans.

         (c) The Registration Expenses (other than out of pocket expenses incurred by the Holders or Transferees) incurred in connection with each registration of Registrable Securities requested pursuant to this Section 2.2 shall be paid by the Company; provided, however, the Holders and Transferees shall pay their pro rata share of any underwriting discounts and commissions.

         (d) If a registration pursuant to this Section 2.2 involves an Underwritten Offering and the Managing Underwriter advises the issuer that, in its opinion, the number of securities proposed to be included in such registration should be limited due to market conditions, then the Company will exclude from such registration (i) first, on a pro rata basis, all equity securities (other than equity securities which the Company proposes to include in such registration) requested to be included in such registration, and (ii) thereafter, the equity securities the Company proposes to sell in such registration.

         (e) The Company shall have the right to select the Managing Underwriter with respect to the offering.

         (f) If (i) any shares of Common Stock requested to be included in a sale pursuant to this Section 2.2 shall not be outstanding but shall be issuable upon the conversion of the Notes which are outstanding, or (ii) any shares of Common Stock requested to be included in a sale pursuant to this Section 2.2 shall not be shares of Voting Common Stock, then the Holders of such Notes or Non-Voting Common Stock and the Company shall take all actions necessary in order to convert such Notes or NonVoting Common Stock into shares of Voting Common Stock in order to effect such sale.

         SECTION 2.3. Registration Procedures. (a) If and whenever the Company is required to use all reasonable efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in Section 2.1 or Section 2.2, the Company will, as expeditiously as possible:

                  (i) Prepare and, in any event within 90 calendar days after the end of the period within which requests for registration may be given to the Company, file with the Commission a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statements to become and remain effective; provided, however, that in the case of a registration provided for in Section 2.1 or Section 2.2, before filing a registration statement or prospectus or any


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         amendments or supplements thereof, the Company will furnish to the counsel selected by the Representative copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel; and, provided, further, that the Company may discontinue any registration of its securities that is being effected pursuant to
         Section 2.2 at any time prior to the effective date of the registration statement relating thereto.

                  (ii) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period as may be requested by the Representative not exceeding the earlier of the day 120 days from the date of effectiveness of such registration statement or the date all Registrable Securities or shares of Common Stock for which the Notes are convertible registered by such registration statement have been sold and to comply with the provisions of the Securities Act with respect to the disposition of all Common Stock covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement.

                  (iii) Furnish to the Representative and to each underwriter, if any, of such Registrable Securities, such number of copies of a prospectus and preliminary prospectus for delivery in conformity with the requirements of the Securities Act, and such other documents, as the Representative may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities.

                  (iv) Use all reasonable efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Representative shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders or Transferees to consummate the disposition of the Registrable Securities owned by the Holders or Transferees in such jurisdictions, except that the Company shall not for any such purpose be required (A) to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 2.3(a)(iv), it is not then so qualified, or (B) to subject itself to taxation in any such jurisdiction, or (C) to take any action which would subject it to general or unlimited service of process in any such jurisdiction where it is not then so subject.


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                  (v) Use all reasonable efforts to cause such Registrable
         Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders or Transferees to consummate the disposition of such Registrable Securities.

                  (vi) Immediately notify the Representative at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 2.3(a)(ii), if the Company becomes aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of the Representative deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (vii) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security Holders, in each case as soon as practicable, but not later than 45 calendar days after the close of the period covered thereby (90 calendar days in case the period covered corresponds to a fiscal year of the Company), an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (viii) Use all reasonable efforts in cooperation with the underwriters to list such Registrable Securities on the National Market System of NASDAQ, the American Stock Exchange or the New York Stock Exchange.

                  (ix) In the event the offering is an Underwritten Offering, use all reasonable efforts to obtain a "cold comfort" letter from the independent public accountants for the Company in customary form and covering such matters of the type customarily covered by such letters as the Representative reasonably requests.

                  (x) Execute and deliver all instruments and documents (including in an Underwritten Offering an underwriting agreement in customary form) and take such other actions and


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         obtain such certificates and opinions as the Representative reasonably requests in order to effect an underwritten public offering of such Registrable Securities.

         (b) Holders and Transferees will, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(a)(vi), forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until Holders and Transferees receive copies of the supplemented or amended prospectus contemplated by Section 2.3(a)(vi).

         (c) If a registration pursuant to Section 2.1 or Section 2.2 involves an Underwritten Offering, Holders and Transferees, whether or not the Registrable Securities of Holders or Transferees, or shares of Common Stock for which the Notes are convertible are included in such registration, not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, or of any security convertible into or exchangeable or exercisable for any Registrable Securities (other than as part of such Underwritten Offering) or the Notes or any shares of Common Stock for which the Notes are convertible without the consent of the Managing Underwriter, during a period commencing seven calendar days before and ending 120 calendar days (or such lesser number as the Managing Underwriter shall designate) after the effective date of such registration.

         (d) If a registration pursuant to Section 2.1 or Section 2.2 involves an Underwritten Offering, Holders and Transferees agree to execute an underwriting agreement in such customary form as the Underwriters may reasonably request.

         (e) If a registration pursuant to Section 2.1 or Section 2.2 involves an Underwritten Offering, the Company agrees, if so required by the Managing Underwriter, not to effect any public sale or distribution of any of its equity or debt securities, as the case may be, or securities convertible into or exchangeable or exercisable for any of such equity or debt securities, as the case may be, during a period commencing seven calendar days before and ending 120 calendar days after the effective date of such registration, except for such Underwritten Offering or except in connection with a stock option plan, stock purchase plan, savings or similar plan, or an acquisition, merger or exchange offer.

         (f) If a registration pursuant to Section 2.1 or Section 2.2 involves an Underwritten Offering, any Holder of Registrable Securities (or Notes with respect to the shares of Common Stock for which the Notes are convertible) requesting to be included in such registration may elect, in writing, prior to the effective


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date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration, if such Holder has agreed with the Company or the Managing Underwriter to limit its rights under this Section 2.3.

         (g) It is understood that in any Underwritten Offering, in addition to any shares of Common Stock (the "initial shares") the underwriters have committed to purchase, the underwriting agreement may grant the underwriters an option to purchase up to a number of additional shares of authorized but unissued shares of Common Stock (the "allotment shares") equal to 15% of the initial shares (or such other maximum amount as the rules and regulations of the National Association of Securities Dealers, Inc. may then permit), solely to cover over-allotments. Allotment shares proposed to be sold shall first be allocated to shares proposed to be sold by the Company until all such securities, if any, shall have been so allocated. Thereafter, any additional allotment shares shall be allocated to Registrable Securities proposed to be sold by the Purchasers, the Transferees and any other shareholders of the Company, pro rata.

         (h) Notwithstanding anything in this Article II to the contrary, in lieu of converting any Note prior to or simultaneously with the filing or the effectiveness of any registration statement filed pursuant to this Article II, the Holder of such Note may sell such Note to the underwriter of the offering being registered upon the undertaking of such underwriter to convert such Note before making any distribution pursuant to such registration statement and to include the Common Stock issued upon such conversion among the securities being offered pursuant to such registration statement. The Company agrees to cause such Common Stock to be included among the securities being offered pursuant to such registration statement to be issued within such time as will permit the underwriter to make and complete the distribution contemplated by the underwriting.

         (i) With respect to any registration pursuant to Section 2.1 or Section
2.2 in which Registrable Securities of a Holder or Transferee are included, such Holder or Transferee shall use all reasonable efforts to provide the Company with such information as is necessary for the Company to effect such registration pursuant to Section 2.1 or Section 2.2.

         SECTION 2.4. Indemnification. (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 2.1 or Section 2.2, the Company will, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each seller of any Registrable Securities covered by such registration statement,


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its directors and officers or general and limited partners, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, as follows:

                  (i) against any and all loss, liability, claim, damage or expense whatsoever arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense reasonably incurred by them in connection with investigating, preparing or defending against, or serving as witnesses in connection with, any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such seller or underwriter expressly for use in the preparation of any registration statement (or any amendment thereto) or any preliminary prospectus or prospectus (or any amendment or supplement thereto); and provided, further, that the Company will not be liable to any Person who


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participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 2.4(a) with respect to any preliminary prospectus or final prospectus or final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, general or limited partner, investment advisor or agent, underwriter or controlling Person and shall survive the transfer of such securities by such seller.

         (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with
Section 2.1 or Section 2.2, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.4(a)) the Company (and its directors and officers and each other Person who controls the Company within the meaning of the Securities Act) with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. In that event, the obligations of the Company and such sellers pursuant to this Section 2.4 are to be several and not joint; provided, however, that with respect to each claim pursuant to this Section, the Company shall be liable for the full amount of such claim, and each such seller's liability under this
Section 2.4 shall be limited to an amount equal to the net proceeds (after deducting the underwriting discount and expenses) received by such seller from the sale of

Registrable Securities held by such seller pursuant to this Agreement.

         (c) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in this Section 2.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this
Section 2.4, except to the extent (not including any such notice of an underwriter) that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnifying party shall not be liable for the fees and expenses of more than one firm of counsel for the sellers of Registrable Securities, or more than one firm of counsel for the underwriters in connection with any one action or separate but similar or related actions), the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnifying party in connection with the defense thereof.

         (d) The Company and each seller of Registrable Securities shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority.

         SECTION 2.5. Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by Section
2.4 is for any reason not available, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, any seller of Registrable Securities and one or more of the underwriters, except to the extent that contribution is not permitted under
Section 11(f) of the Securities Act. In determining the amounts which the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Company and each Person selling securities agree with each other that no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnity under Section 2.4(b) were available. The Company and each such seller agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the initial public offering price of the Registrable Securities. For purposes of this Section 2.5, each Person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter, and each director and each officer of the Company who signed the registration statement, and each Person, if any, who controls the Company or a seller of Registrable Securities within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or a seller of Registrable Securities, as the case may be.

         SECTION 2.6. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Representative make publicly available other information), and it will take such further action as a Holder or Transferee may reasonably request, all to the extent required from time to time to enable the Holder or Transferee to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of a Holder or Transferee, the Company will deliver to such Holder or Transferee a written statement as to whether it has complied with such requirements.

         SECTION 2.7. Other Provisions Regarding Registration Rights. Notwithstanding anything to the contrary in any previous agreement or security, upon the execution and delivery of this Agreement by all parties hereto, the Company shall have no obligations to the Holders with respect to the registration of any shares of Stock, except as provided in this Agreement.

                                   ARTICLE III

                                   TERMINATION

         This Agreement shall in any event terminate with respect to any Holder or any Transferee when (i) such Person and its Affiliates (other than the Company) cease to hold Common Stock (including shares to be received upon the conversion of the Notes) and (ii) solely with respect to the provisions of
Article II, on the third anniversary of the Company's Initial Public Offering.

                                   ARTICLE IV

                                  MISCELLANEOUS

         SECTION 4.1. Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon the parties hereto and their respective successors and assigns, including, without limitation and without the need for an express assignment, Transferees, and shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and the successors and assigns of all Transferees. No Purchaser may assign any of its rights hereunder to any Person other than a Transferee that has complied with the requirements of the Purchase Agreement (if applicable) as provided therein in all respects. Such Transferee must represent to the Company in writing that it agrees (x) to be bound by and to comply with all provisions of this Agreement or any other Transaction Document and (y) to execute any amendment, supplement or other modification of this Agreement or any other Transaction Document as may be reasonably requested by the Company; provided, that the purpose of such amendment or other modification shall be limited to the furtherance of the preceding clause (x) and shall not, in any respect, be substantively inconsistent with any other terms or provisions hereof or thereof.

         SECTION 4.2. Amendment and Modification; Waiver of Compliance; Conflicts. (a) This Agreement may be amended only by a written instrument duly executed by the Company and Holders and Transferees representing a majority in interest of the Registrable Securities.

         (b) Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

         (c) In addition to the provisions of Section 4.2(b), any failure of the Company to comply with any obligation, covenant, agreement or condition herein may be waived by a written instrument duly executed by the Representative, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

         SECTION 4.3. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be made by personal service, facsimile, or reputable courier service:

                  (i) if to any Stockholder or subsequent Stockholder, at the address or telecopier number set forth on the signature pages hereof, or such other address as shall be designated in a written notice delivered to the Company, with a copy to Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, Facsimile No. (212) 262-1910,
         Attention: Mark S. Wojciechowski, Esq.; and

                  (ii) if to the Company, at the address or telecopy number set forth on the signature pages hereof, or such other address as shall be designated in a written notice delivered to the other parties hereto, with a copy to: Morgan, Lewis & Bockius LLP, 2000 One Logan Square, Philadelphia, Pennsylvania 19103-6993, Facsimile No. (215) 963-5299,
         Attention: Michael J. Pedrick.

         Unless otherwise specifically provided herein, any notice or other communication shall be deemed to have been given when delivered in person or by courier service, upon receipt of facsimile (electronically confirmed), or five Business Days after depositing it in the United States airmail with postage prepaid and properly addressed.

         SECTION 4.4. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding, written or verbal, of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         SECTION 4.5. Injunctive Relief. The Holders and the Company acknowledge and agree that a violation of any of the terms of this Agreement will cause the Holders irreparable injury for which an adequate remedy at law is not available. Therefore, the Holders and the Company agree that the Holders shall be entitled to an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining the Company from committing any violations of the provisions of this Agreement.

         SECTION 4.6. Inspection. For so long as this Agreement shall be in effect, this Agreement shall be made available for inspection by any Holder at the principal executive offices of the Company.

         SECTION 4.7. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         SECTION 4.8. Indemnification. The Company hereby agrees, without limitation as to time, to indemnify and hold harmless all Indemnified Parties (as defined below) from and against all Losses (as defined below). "Indemnified Party" shall mean each of the Holders, each affiliate of any Holder and respective directors, officers, agents and employees of each of the foregoing, and each other Person controlling any of the foregoing within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act. "Losses" shall mean any and all losses, claims, damages, liabilities or other costs or expenses to which an Indemnified Party may become subject which arise out of or relate to or result from any investigative, administrative or judicial proceeding brought or threatened relating to this Agreement, the Purchase Agreement or any other Transaction Document, or arising out of or relating to a breach by the Company of any of the terms of any such agreement or any transaction, action or proceeding to or connected with the transactions described in this Agreement, the Purchase Agreement or any other Transaction Document; provided, that no Indemnified Party shall have the right to be indemnified hereunder for such Indemnified Party's own gross negligence or wilful misconduct as determined by a court of competent jurisdiction. In addition to the foregoing, the Company agrees to reimburse each Indemnified Party for all legal or other expenses incurred in connection with investigating, defending or participating in any action or other proceeding relating to any Losses (whether or not such Indemnified Party is a party to any such action or proceeding).

         SECTION 4.9. Recapitalizations, Exchanges, Etc., Affecting the Common Stock; New Issuances. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Common Stock and to any and all other Securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of, such equity or debt securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications, recapitalizations, reorganizations and the like occurring after the date hereof.

         SECTION 4.10. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 4.11. Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT BY THE COMPANY OR THE HOLDERS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR ANY OBLIGATION MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND EACH HOLDER, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT THE COMPANY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, SUCH OTHER TRANSACTION DOCUMENT OR SUCH OBLIGATION. The Company and each Holder hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such Person at its address provided on the signature pages hereto, such service being hereby acknowledged by such Person to be sufficient for personal jurisdiction in any action against such Person in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Company or any Holder to bring proceedings against the other in the courts of any other jurisdiction.

         SECTION 4.12. Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

                                        ENTERTAINMENT COMMUNICATIONS, INC.

                                        By:_____________________________________
                                             Name:
                                             Title:

                                        Notice Address:

                                        401 City Avenue, Suite 409
                                        Bala Cynwyd, Pennsylvania 19004
                                        Attention:______________________________
                                        Telephone: 610-660-5610
                                        Facsimile: 610-660-5620

                                        CHASE EQUITY ASSOCIATES, L.P.

                                        By: CHASE CAPITAL PARTNERS, L.P.
                                             its General Partner

                                        By:

                                             Name: Michael R. Hannon
                                             Title: Principal

                                        Notice Address:

                                        380 Madison Avenue, 12th Floor
                                        New York, New York 10017
                                        Attention: Michael R. Hannon
                                        Telephone: 212-622-3012
                                        Facsimile: 212-622-3101

                                TABLE OF CONTENTS

                                                                            Page

RECITALS.....................................................................  1

                                    ARTICLE I

                               CERTAIN DEFINITIONS

                Agreement....................................................  1
                Commission...................................................  1
                Company......................................................  1
                Company Securities...........................................  1
                Holder Request...............................................  1
                Initial Public Offering......................................  2
                Managing Underwriter.........................................  2
                NASDAQ.......................................................  2
                Note.........................................................  2
                Purchase Agreement...........................................  2
                Registrable Securities.......................................  2
                Registration Expenses........................................  2
                Representative...............................................  3
                Securities...................................................  3
                Transferee...................................................  3
                Underwritten Offering........................................  3

                                   ARTICLE II

                               REGISTRATION RIGHTS

  2.1.          Demand Registrations.........................................  3
  2.2.          Piggyback Registrations......................................  6
  2.3.          Registration Procedures......................................  8
  2.4.          Indemnification.............................................. 12
  2.5.          Contribution................................................. 15
  2.6.          Rule 144..................................................... 16
  2.7.          Other Provisions Regarding Registration Rights............... 17

                                   ARTICLE III

                                   TERMINATION


                                   ARTICLE IV

                                  MISCELLANEOUS

  4.1.          Successors and Assigns....................................... 17
  4.2.          Amendment and Modification; Waiver of Compliance

                                                                            Page

                Conflicts.................................................... 17
  4.3.          Notices...................................................... 18
  4.4.          Entire Agreement............................................. 18
  4.5.          Injunctive Relief............................................ 19
  4.6.          Inspection................................................... 19
  4.7.          Headings..................................................... 19
  4.8.          Indemnification.............................................. 19
  4.9.          Recapitalizations, Exchanges, Etc., Affecting
                the Common Stock; New Issuances.............................. 20
  4.10.         Applicable Law............................................... 20
  4.11.         Consent to Jurisdiction and Service of Process............... 20
  4.12.         Waiver of Jury Trial......................................... 20


                                      -ii-